UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2023

TECOGEN INC. (OTCQX: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)
(781) 466-6400
(Registrant's telephone number, including area code)
_______________________________________________

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2023, the Board of Directors of Tecogen Inc. (“registrant”) appointed Ms. Susan B. Hirsch to serve as an independent non-employee director of registrant to fill a vacancy in registrant’s board of directors. A copy of registrants’ press release announcing Ms. Hirsch’s appointment to the board is attached hereto as Exhibit 99.1. The press released is furnished not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Ms. Hirsch has over 40 years of experience in investment management and finance. Since 2020, she has served as a member of the Board of Directors and the Audit and Finance Committee of Agenus Inc., a publicly traded biotechnology company, and she serves as a Trustee for the Baruch College Fund. From 2005 until February 2021, Ms. Hirsch was a Managing Director and Portfolio Manager at Nuveen Asset Management LLC, a registered investment advisor and a Teachers Insurance and Annuity Association of America-College Retirement Equities Fund (TIAA, formerly TIAA-CREF) company, where she was responsible for managing over $20 billion in assets including the TIAA-CREF Large-Cap Growth Fund. Prior to joining Nuveen, she served as Executive Vice President and Portfolio Manager for the Mid-Cap Growth and Technology Sector portfolios at Jennison Associates, a registered investment advisor and a Prudential Financial, Inc. company. Ms. Hirsch’s previous experience also includes investment management positions at Lehman Brothers Global Asset Management and Delphi Asset Management as a Senior Portfolio Manager for the Selected Growth Stock Portfolio. She began her career as an analyst at Smith Barney and Lehman Brothers where the success of her quantitative model led to her subsequent recognition as a top ranked institutional analyst for small cap growth stocks in 1991, 1992 and 1993, and holds a BS in Accounting from Brooklyn College. Ms. Hirsch brings extensive investment and financial experience to our Board.

Consistent with registrant’s policy regarding compensation of non-employee directors, upon her appointment Ms. Hirsch received a non-qualified stock option award granting her the right to purchase up to 100,000 shares of registrant’s common stock pursuant to registrant’s 2022 Stock Incentive Plan. Ms. Hirsch and her spouse jointly hold 245,416 shares of registrant’s common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

Exhibit	Description
99.01	Press Release dated September 25, 2023 regarding appointment of Ms. Susan Hirsch to Tecogen Inc. Board of Directors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
September 26, 2023	Abinand Rangesh, Chief Executive Officer